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                                                              EXHIBIT 10.1(b)(i)


                                 AMENDMENT TO
                           ASSET PURCHASE AGREEMENT


     This Agreement made as of the 7 day of September, 1999, by and between Gold Kist Inc., a Georgia cooperative marketing association ("GK"), and Southern States Cooperative, Inc., a Virginia agricultural cooperative, a corporation ("Southern States").

                                  WITNESSETH:

     WHEREAS, GK and Southern States desire to amend the terms of the Asset Purchase Agreement dated as of July 23, 1998 (the "Agreement") to change the minimum amount of certain indemnifiable losses for which Gold Kist shall be liable pursuant to the Asset Purchase Agreement;

     NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and obligations contained herein, it is mutually agreed as follows:

     1. The Agreement is incorporated herein by reference and is specifically made a part hereof. All provisions, terms, covenants and conditions set forth therein shall remain in full force and effect and shall apply to this Agreement, except as specifically and expressly modified herein.

     2. GK and Southern States hereby agree that Section 15.3(b) of the Agreement shall be amended to read as follows:

           (b)  Notwithstanding the provisions of Section 15.2, Gold Kist shall have no liability to indemnify Southern States Indemnified
                Persons hereunder with respect to the matters referenced in clause (iii) of Section 15.3(a) above with respect to any
                individual claim until the aggregate amount of Southern States
                Indemnified Persons' indemnifiable losses exceed $25,000 for such claims; provided, however, that if the aggregate amount of any such losses with respect to a claim exceeds $25,000, Gold
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               Kist shall indemnify Southern States for the entire amount of such claim, including the initial $25,000 amount.

     3. This amendment to the Agreement shall be deemed to be effective as of October 13, 1998.


          IN WITNESS WHEREOF, the parties have duly executed this amendment to the Agreement as of the date first above written.


                                              GOLD KIST INC.


                                              By:  /s/  M. A. Stimpert
                                                 -------------------------------
                                              Title: Senior Vice President
                                                     ---------------------------


                                              SOUTHERN STATES COOPERATIVE, INC.

                                              By:_______________________________
                                              Title:____________________________